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                                                                    Exhibit 10.8

LOAN NO. C-337112,
C-337153 AND C-337154

                    FRAUDULENT CONVEYANCE INDEMNITY AGREEMENT

            THIS FRAUDULENT CONVEYANCE INDEMNITY AGREEMENT (this "Agreement") is given as of December 28, 2004, by BIMOMED REALTY TRUST, INC., a Maryland corporation, ("Indemnitor") in favor of THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY, a Wisconsin corporation ("Lender").

                                 R E C I T A L S

            A. Lender has agreed to extend a certain loan (the "Loan") to BMR - Bayshore Boulevard LLC, a Delaware limited liability company, BMR - 9885 Towne Centre Drive LLC, a Delaware limited liability company and BMR - 3450 Monte Villa Parkway LLC, a Delaware limited liability company (each a "Borrower" and collectively, "Borrowers"), all as described in that certain Master Loan Agreement of even date herewith among Borrowers and the Lender (the "Master Loan Agreement").

            B. All capitalized terms used herein and not expressly defined herein shall have the meaning ascribed to them in the Master Loan Agreement.

            C. The Loan will be secured by, among other things, those certain Lien Instruments executed by Borrowers with respect to the real and/or personal property described in such Lien Instruments.

            D. Each Borrower is owned 100% by BioMed Realty, L.P., of which Indemnitor is the general partner and a limited partner.

            E. As a condition to extending the Loan to Borrowers, Lender has required that Indemnitor execute this Agreement.

            NOW, THEREFORE, with reference to the foregoing Recitals, which are hereby incorporated herein and made a part of this Agreement, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Indemnitor hereby agrees as follows:

            1. INDEMNITY. Indemnitor hereby agrees to indemnify, defend and hold Lender and any successor to Lender under the Loan Documents harmless from and against any and all claims, actions, liabilities, damages, losses, awards, payments, costs and expenses (including, without limitation, reasonable costs of investigation and

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reasonable attorneys' fees) which arise out of or relate to claims, demands or assertions that the obligations incurred by, or the conveyance of security interests in properties of, Borrowers (or any of them) under the Loan Documents were fraudulent conveyances or should be deemed void pursuant to any other principles limiting the rights of creditors, whether such claims, demands or assertions are made under the United States Bankruptcy Code (as amended or replaced from time to time), including, without limitation, under Sections 544 or 548 thereof, or under any applicable state fraudulent conveyance statutes or similar laws.

            2. EXERCISE OF REMEDIES. No failure on the part of Lender to exercise and no delay in exercising any right or remedy hereunder, at law or in equity, shall operate as a waiver thereof; nor shall Lender be estopped to exercise any such right or remedy at any future time because of any such failure or delay; nor shall any single or partial exercise of any such right or remedy preclude any other or further exercise of such right or remedy or the exercise of any other right or remedy. No waiver of any provision of this Agreement nor consent to any departure by Indemnitor therefrom shall in any event be effective unless the same shall be in writing and signed by Lender, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. No notice to or demand on Indemnitor shall in any case entitle Indemnitor to any other or further notice or demand in similar or other circumstances.

            3. NO WAIVER. This Agreement is not intended to be, and shall not be construed to be, a guaranty, but rather is intended to constitute the primary obligation of Indemnitor. Without limiting or lessening the primary liability of Indemnitor hereunder, Lender may, without notice to Indemnitor,

      (a) grant extensions of time or any other indulgences on the Loan and related obligations;

      (b) take, give up, modify, vary, exchange, renew or abstain from perfecting or taking advantage of any security for the Loan and related obligations; and

      (c) accept or make compositions or other arrangements with Borrowers under the Loan Documents, realize on any security, and otherwise deal with Borrowers and other parties and security as Lender may deem expedient; and

Indemnitor hereby waives any right to require Lender:

      (d) to proceed against Borrowers or any other party or to proceed against or apply any security it may hold for the Loan or otherwise, before proceeding against Indemnitor;

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      (e)   to require Lender to pursue any other remedy for the benefit of
            Indemnitor.

Lender may, at its election, foreclose upon any security held by it in one or more judicial or non-judicial sales without affecting or impairing the liability of Indemnitor, whether or not the indebtedness evidenced by the Loan Documents shall have been paid in full. Indemnitor waives all rights or defenses arising out of any election of remedies by Lender, notwithstanding that such election may operate to impair or extinguish any right or remedy of Indemnitor against Borrowers or any other security.

            By executing this Agreement, Indemnitor acknowledges that its liability hereunder shall survive the dissolution of any or all of the Borrowers.

            4. GOVERNING LAW. This Agreement shall be governed by, and construed in accordance with, the laws of the State of California without giving effect to the conflict of law principles of said State.

            5. ATTORNEYS' FEES. If Lender or any party to this Agreement commences litigation for the interpretation, enforcement, termination, cancellation or rescission of this Agreement, or for damages for the breach of this Agreement, the prevailing party in such action shall be entitled to its reasonable attorneys' fees, including appeals, and court and other costs incurred, to be paid by the losing party as fixed by the court or in a separate action brought for that purpose.

            6. NOTICES. All notices or other communications hereunder shall be in writing and shall be deemed to have been properly given (i) upon delivery, if delivered in person, (ii) one business day after having been deposited for overnight delivery with Federal Express or another comparable overnight courier service, or (iii) three business days after having been deposited in any post office or mail depository regularly maintained by the U.S. Postal Service and sent by registered or certified mail, postage prepaid, addressed as follows:

      If to Indemnitor:   BioMed Realty Trust, Inc.
                          Attn:  Gary A. Kreitzer
                          17140 Bernardo Center Drive, Suite 222
                          San Diego, CA  92128

      If to Lender:       The Northwestern Mutual Life Insurance Company
                          Attn: Real Estate Investment Department
                          720 E. Wisconsin Avenue
                          Milwaukee, Wisconsin  53202
                          RE: Loan Nos. 337112; 337153; 337154

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      and                 Northwestern Investment Management Company, LLC
                          Attn:  Regional Manager
                          555 California Street, Suite 2800
                          San Francisco, CA  94104
                          RE: Loan Nos.337112; 337153; 337154

      or addressed as such party may from time to time designate by written notice to the other parties.

            IN WITNESS WHEREOF, Indemnitor has caused this Agreement to be executed as of the day and year first above written.

                                     INDEMNITOR:

                                     BIOMED REALTY TRUST, INC.,
                                     a Maryland corporation

                                     By:   /s/ Gary A. Kreitzer
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                                           Gary A. Kreitzer
                                           Executive Vice President

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